BERGER/BIAM INTERNATIONAL FUND

                   SUPPLEMENT DATED OCTOBER 15, 1996
                 TO PROSPECTUS DATED OCTOBER 15, 1996


Orders to purchase shares of Berger/BIAM International Fund will not be processed until the Fund commences operations, currently scheduled for November __, 1996. Orders to purchase Fund shares that are received before November __, 1996 will be treated as orders to purchase Fund shares as of the commencement of operations and will be accepted by the Fund and invested at the initial public offering price of $10 per share on November __, 1996. Payments accompanying any order received prior to that date will be held uncashed and uninvested by the Fund's transfer agent until processed on November __, 1996.